UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2022

U.S. BANCORP

(Exact name of registrant as specified in its charter)

1-6880

(Commission File Number)

Delaware	41-0255900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices and zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	USB	New York Stock Exchange
Depositary Shares (each representing 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrA	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrH	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series K Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrP	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series L Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrQ	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series M Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrR	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrS	New York Stock Exchange
0.850% Medium-Term Notes, Series X (Senior), due June 7, 2024	USB/24B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section l3(a) of the Exchange Act.  ☐

Introductory Note

On December 1, 2022, U.S. Bancorp (the “Company”) announced that it completed the acquisition of MUFG Union Bank N.A.’s core regional banking franchise from Mitsubishi UFJ Financial Group, Inc. Pursuant to the terms of the previously announced Share Purchase Agreement, dated as of September 21, 2021 (as amended by Amendment No. 1 to the Share Purchase Agreement, dated as of May 10, 2022, the “Purchase Agreement”) among the Company, Mitsubishi UFJ Financial Group, Inc. (“Seller Holdco”) and MUFG Americas Holdings Corporation, a wholly owned subsidiary of Seller Holdco (“Seller” and together with Seller Holdco, “Sellers”), the Company purchased from the Seller (the “Acquisition”) all the issued and outstanding shares of common stock of MUFG Union Bank, N.A., a national banking association (“Union Bank”), for a purchase price consisting of $5.5 billion in cash, subject to certain customary adjustments, and 44,374,155 shares of common stock of the Company (the “Stock Consideration”). After the issuance of the Stock Consideration, the Company had 1,530,241,956 shares of issued and outstanding common stock.

Under the terms of the Purchase Agreement, the purchase price was based on Union Bank having a tangible book value of $6.25 billion at the closing of the Acquisition. At the closing, Union Bank had $3.5 billion in excess capital (the “Excess Capital”) over the $6.25 billion tangible book value target. The Company will deliver to Seller an amount equal to the Excess Capital by the fifth anniversary of the closing in accordance with the terms of the Purchase Agreement.

The description of the Purchase Agreement provided herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on September 24, 2021 and is incorporated herein by reference, and to the full text of Amendment No. 1 to the Share Purchase Agreement, dated as of May 10, 2022, a copy of which was filed as Exhibit 2.1 to the Quarterly Report on Form 10-Q filed by the Company with the SEC on August 4, 2022 and is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Upon the closing of the Acquisition and in connection with the issuance of the Stock Consideration, the Company and MUFG Bank, Ltd. entered into a Registration Rights Agreement, dated December 1, 2022 (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company agreed that it will use its reasonable best efforts to keep its existing registration statement filed on Form S-3 (“Existing Registration Statement”) continuously effective and, at the request of holders of the Stock Consideration and subject to certain conditions, to facilitate a takedown of registerable securities off of the Existing Registration Statement by preparing and filing with the SEC a prospectus supplement to the Existing Registration Statement. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and is hereby incorporated into this report by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note relating to the issuance of the Stock Consideration is incorporated herein by reference.

The issuance of the Stock Consideration under the Purchase Agreement is being made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and the regulations promulgated thereunder.

Item 8.01	Other Events.

On December 1, 2022, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company intends to file the financial statements required by Item 9.01(a) under cover of a Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) under cover of a Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

2.1	Share Purchase Agreement, dated as of September 21, 2021 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed by the Company with the SEC on September 24, 2021)

2.2	Amendment No. 1 to the Share Purchase Agreement, dated as of May 10, 2022 (incorporated herein by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q filed by the Company with the SEC on August 4, 2022)

10.1	Registration Rights Agreement, dated as of December 1, 2022, by and between U.S. Bancorp and MUFG Bank, Ltd.

99.1	Press Release dated December 1, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ James L. Chosy
James L. Chosy
Senior Executive Vice President and General Counsel

December 1, 2022